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                                                                    EXHIBIT 13.1



       CERTIFICATION PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


     Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

     1. I, William Bruce Hicks, am the Group Managing Director of SUNDAY Communications Limited (the "Company").

     2.   To the best of my knowledge:

          (A) The Company's Form 20-F accompanying this Certification, in the form filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

          (B) The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2004


                                                  By: /s/ WILLIAM BRUCE HICKS
                                                  ------------------------------
                                                  Name:  William Bruce Hicks
                                                  Title: Group Managing Director


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT HAS BEEN PROVIDED TO SUNDAY COMMUNICATIONS LIMITED AND WILL BE RETAINED BY SUNDAY COMMUNICATIONS LIMITED AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

THE FOREGOING CERTIFICATION IS BEING FURNISHED SOLELY PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. IN ACCORDANCE WITH THE INTERIM GUIDANCE FOR SECTION 906 CERTIFICATION ISSUED BY THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 21, 2003 IN RELEASE NO. 33-8212, THIS CERTIFICATION WILL NOT BE DEEMED "FILED" FOR PURPOSES OF
SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, OR OTHERWISE SUBJECT TO THE LIABILITY OF THAT SECTION.